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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-3910) of Schmitt Industries, Inc. of our report dated July 17, 1998 appearing on page 13 of this Form 10-K.




PricewaterhouseCoopers LLP


Portland, Oregon
August 27, 1998